                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22399

                     Oppenheimer Currency Opportunities Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: MAY 31

                      Date of reporting period: 02/28/2011

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                               Principal
                                                                                Amount             Value
                                                                             ------------       -----------
U.S. GOVERNMENT OBLIGATIONS--19.6%
U.S. Treasury Bills, 0.15%, 3/10/11 (Cost $3,249,889)                        $  3,250,000       $ 3,249,889
FOREIGN GOVERNMENT OBLIGATIONS--76.2%
AUSTRALIA--0.7%
Australia (Commonwealth of) Treasury Bills, Series 2705, 4.78%, 5/27/11(1)        120,000 AUD       120,816
BELGIUM--1.5%
Belgium (Kingdom of) Treasury Bills, 0.64%, 3/17/11(1)                            185,000 EUR       255,221
CANADA--18.6%
Canada (Government of) Treasury Bills, Series 364, 0.968%, 3/17/11(1)           3,004,000 CAD     3,090,730
FRANCE--4.6%
France (Government of) Treasury Bills, 0.688%, 5/26/11(1)                         550,000 EUR       757,727
GERMANY--4.7%
Germany (Federal Republic of) Treasury Bills, Series 1, 0.41%, 5/18/11(1)         570,000 EUR       785,721
ITALY--4.2%
Italy (Republic of) Treasury Bills, 1.037%, 3/15/11(1)                            508,000 EUR       700,846
JAPAN--13.3%
Japan (Government of) Treasury Bills, Series 162, 0.104%, 4/11/11(1)          180,000,000 JPY     2,200,082
KOREA, REPUBLIC OF SOUTH--4.6%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, Series 0503,
2.886%, 5/3/11(1)                                                             857,000,000 KRW       755,290
MEXICO--13.3%
United Mexican States Treasury Bills, Series BI, 4.31%, 5/26/11(1)             26,950,000 MXN     2,203,831
NEW ZEALAND--0.1%
New Zealand (Government of) Treasury Bills, 3.028%, 4/13/11(1)                     31,000 NZD        23,249
NORWAY--0.2%
Norway (Kingdom of) Treasury Bills, 2.114%, 3/16/11(1)                            203,000 NOK        36,222
SWEDEN--1.0%
Sweden (Kingdom of) Treasury Bills, 1.20%, 3/16/11(1)                           1,070,000 SEK       168,828
THE NETHERLANDS--4.7%
Netherlands (Kingdom of the) Treasury Bills, 0.647%, 5/31/11(1)                   563,000 EUR       775,644
UNITED KINGDOM--4.7%
United Kingdom Treasury Bills, 0.444%, 4/18/11(1)                                 484,000 GBP       786,181
                                                                                                -----------
Total Foreign Government Obligations (Cost $12,448,208)                                          12,660,388

                                                                        Shares
                                                                       ---------
INVESTMENT COMPANY--9.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%(2, 3)
(Cost $1,551,632)                                                      1,551,632   1,551,632


                  1 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                   Value
                                                                                -----------
Total Investments, at Value (Cost $17,249,729)                          105.1%   17,461,909
Liabilities in Excess of Other Assets                                    (5.1)     (849,492)
                                                                       ------   -----------
Net Assets                                                              100.0%  $16,612,417
                                                                       ======   ===========

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD Australian Dollar
CAD Canadian Dollar
EUR Euro
GBP British Pound Sterling
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Nuevo Peso
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona

(1.) Zero coupon bond reflects effective yield on the date of purchase.

(2.) Rate shown is the 7-day yield as of February 28, 2011.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES                                                   SHARES
                                                     JUNE 30, 2010(a)   GROSS ADDITIONS   GROSS REDUCTIONS   FEBRUARY 28, 2011
                                                     ----------------   ---------------   ----------------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E
                                                           --             16,127,407         14,575,775          1,551,632

                                                        VALUE        INCOME
                                                     -----------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E    $1,551,632     $681

a.   Commencement of operations.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of February 28, 2011 based on valuation input level:

                                         LEVEL 1--        LEVEL 2--             LEVEL 3--
                                        UNADJUSTED     OTHER SIGNIFICANT       SIGNIFICANT
                                      QUOTED PRICES    OBSERVABLE INPUTS   UNOBSERVABLE INPUTS      VALUE
                                      --------------   -----------------   -------------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations                 $--            $ 3,249,889             $--           $ 3,249,889
Foreign Government Obligations               --             12,660,388              --            12,660,388


                  2 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Investment Company                        1,551,632                   --           --              1,551,632
                                         -----------         -----------          ---            -----------
Total Investments, at Value               1,551,632           15,910,277           --             17,461,909
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts              --              136,661           --                136,661
                                         -----------          ---------           ---            -----------
Total Assets                             $1,551,632          $16,046,938          $--            $17,598,570
                                         -----------          ----------          ---            -----------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts      $        --         $  (125,830)         $ --           $  (125,830)
                                         -----------         -----------          ----           -----------
Total Liabilities                        $        --         $  (125,830)         $ --           $  (125,830)
                                         -----------         -----------          ----           -----------


Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                               CONTRACT AMOUNT     EXPIRATION                    UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL      (000'S)             DATES          VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   ---------------   --------------   -----------   ------------   ------------
BANC OF AMERICA:
Canadian Dollar (CAD)                  Buy           481 CAD            5/24/11    $  494,114     $  5,960       $     --
Canadian Dollar (CAD)                 Sell         1,310 CAD            5/24/11     1,345,715           --         16,451
Chinese Renminbi (Yuan) (CNY)          Buy        10,860 CNY            5/25/11     1,655,899           --          6,048
Indonesia Rupiah (IDR)                 Buy     4,579,200 IDR            5/18/11       512,074        2,655             --
Indonesia Rupiah (IDR)                Sell       713,700 IDR            5/18/11        79,810           --            334
Russian Ruble (RUR)                    Buy         9,418 RUR             3/9/11       325,996        5,874             --
                                                                                                  --------       --------
                                                                                                    14,489         22,833
BARCLAY'S CAPITAL:
Euro (EUR)                             Buy           390 EUR            5/24/11       537,567        2,362             --
Mexican Nuevo Peso (MXN)               Buy         8,500 MXN            5/24/11       697,265           --          2,923
                                                                                                  --------       --------
                                                                                                     2,362          2,923
CITIGROUP:
Australian Dollar (AUD)                Buy         1,689 AUD     3/2/11-5/24/11     1,702,117       11,812             --
Australian Dollar (AUD)               Sell           176 AUD            5/24/11       177,267           --            408
Canadian Dollar (CAD)                  Buy            84 CAD             4/1/11        86,401        1,840             --
Danish Krone (DKK)                     Buy           270 DKK             4/1/11        49,959           --            111
Euro (EUR)                             Buy           562 EUR             3/2/11       775,675           --            755
Mexican Nuevo Peso (MXN)               Buy        25,504 MXN             4/1/11     2,100,663        6,180             --
South African Rand (ZAR)               Buy         2,322 ZAR            5/24/11       329,246        9,388             --
                                                                                                  --------       --------
                                                                                                    29,220          1,274
CITIGROUP EM:
Colombian Peso (COP)                  Sell       932,600 COP            4/11/11       492,747        1,229             --
Indonesia Rupiah (IDR)                 Buy       723,200 IDR             6/1/11        80,663           --            568
                                                                                                  --------       --------
                                                                                                     1,229            568
CREDIT SUISSE:
Swedish Krona (SEK)                    Buy         3,330 SEK            5/24/11       523,407        5,405             --


                   3 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Swedish Krona (SEK)                   Sell         3,020 SEK            5/24/11       474,681           --          5,810
                                                                                                  --------       --------
                                                                                                     5,405          5,810
DEUTSCHE BANK CAPITAL CORP.:
Chinese Renminbi (Yuan) (CNY)         Sell         2,118 CNY            4/11/11       322,582          481             --
Swiss Franc (CHF)                      Buy         1,727 CHF            5/24/11     1,860,196       30,720            898
Swiss Franc (CHF)                     Sell         1,367 CHF            5/24/11     1,472,431           --         29,431
                                                                                                  --------       --------
                                                                                                    31,201         30,329
DEUTSCHE BANK EM
Chinese Renminbi (Yuan) (CNY)         Sell           753 CNY            4/11/11       114,686          101              -
GOLDMAN SACHS EM:
Brazilian Real (BRR)                   Buy         1,413 BRR             4/4/11       843,762        4,597            275
Brazilian Real (BRR)                  Sell         1,414 BRR             3/2/11       849,862           --          5,430
Chilean Peso (CLP)                     Buy       156,000 CLP             6/1/11       325,423           --            766
                                                                                                  --------       --------
                                                                                                     4,597          6,471
GOLDMAN, SACHS & CO.:
Japanese Yen (JPY)                     Buy        14,600 JPY            5/24/11       178,588           --             90
Japanese Yen (JPY)                    Sell        46,500 JPY            5/24/11       568,790          103          5,683
                                                                                                  --------       --------
                                                                                                       103          5,773
HONG KONG & SHANGHAI BANK CORP.
Brazilian Real (BRR)                   Buy             5 BRR             3/2/11         3,005           39             --
HSBC EM
Brazilian Real (BRR)                   Buy         1,409 BRR             3/2/11       846,857        4,136             --
JP MORGAN CHASE:
British Pound Sterling (GBP)           Buy             9 GBP             4/1/11        14,627          357             --
Hong Kong Dollar (HKD)                 Buy         1,410 HKD             5/3/11       181,164          137             --
Indian Rupee (INR)                     Buy        14,624 INR            4/11/11       320,335        1,869             --
New Taiwan Dollar (TWD)                Buy        21,500 TWD            5/23/11       724,108           --         17,271
New Taiwan Dollar (TWD)               Sell         9,263 TWD            4/11/11       311,674       11,868             --
Norwegian Krone (NOK)                  Buy         6,390 NOK            5/24/11     1,135,630       15,151             --
Norwegian Krone (NOK)                 Sell         2,950 NOK            5/24/11       524,274           --         11,052
South Korean Won (KRW)                 Buy       103,460 KRW            4/12/11        91,434           59            426
                                                                                                  --------       --------
                                                                                                    29,441         28,749
JP MORGAN EM:
Indian Rupee (INR)                     Buy         5,078 INR            4/11/11       111,232           --            274
New Taiwan Dollar (TWD)               Sell         3,644 TWD            4/11/11       122,610          623             --
Russian Ruble (RUR)                    Buy         1,642 RUR             3/9/11        56,836          169             --
South Korean Won (KRW)                Sell        51,730 KRW            4/12/11        45,717          310             --
                                                                                                  --------       --------
                                                                                                     1,102            274
NOMURA SECURITIES:
Japanese Yen (JPY)                     Buy        41,450 JPY             4/1/11       506,801        1,101          2,330
Mexican Nuevo Peso (MXN)              Sell        25,504 MXN             4/1/11     2,100,663           --         10,779
New Zealand Dollar (NZD)               Buy           675 NZD            5/24/11       504,768           --          3,704
New Zealand Dollar (NZD)              Sell         1,335 NZD            5/24/11       998,318        7,641            217
Singapore Dollar (SGD)                 Buy           400 SGD             5/3/11       314,634        1,767             --
                                                                                                ----------       --------
                                                                                                    10,509         17,030
STATE STREET:
British Pound Sterling (GBP)          Sell           708 GBP            5/24/11     1,149,883            -          3,796
South African Rand (ZAR)               Buy         1,145 ZAR             6/1/11       162,161          857             --
Swiss Franc (CHF)                      Buy           194 CHF             4/1/11       208,860        1,870             --
                                                                                                  --------       --------
                                                                                                     2,727          3,796
                                                                                                  --------       --------
Total unrealized appreciation and depreciation                                                    $136,661       $125,830
                                                                                                  ========       ========


                   4| Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

The Fund commenced operations June 30, 2010.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market


                  5 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.


                  6 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $178,286, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $57,921 as of February 28, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of February 28, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $30,145 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of February 28, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.


                  7 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

     During the period ended February 28, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $14,714,970 and $8,259,436, respectively.

     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $17,249,729
                                 ===========
Gross unrealized appreciation    $   221,393
Gross unrealized depreciation         (9,213)
                                 -----------
Net unrealized appreciation      $   212,180
                                 ===========


                  8 | Oppenheimer Currency Opportunities Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 04/11/2011